UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2019

Date of reporting period: November 30, 2018

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.jenseninvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-992-4144 or by sending an e-mail request to funds@jenseninvestment.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-992-4144 or send an e-mail request to funds@jenseninvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund (the “Fund“) – Class J Shares – posted a positive return of 2.28% for the six months ended November 30, 2018, compared to a negative return of -3.46% from the Russell 2500 Total Return Index (the “Index”). Please see pages 3 through 4 of this report for complete standardized performance information for the Fund.

Market Perspective
During the six month period ended November 30, 2018, the Index provided a negative overall return, although returns were positive for the first three months of the period. The U.S. continued to enjoy low unemployment and inflation rates, and the Federal Reserve continued its cautious approach by raising interest rates slowly. However, during October, markets pulled back sharply, with negative returns largely driven by fears of an escalation of the trade dispute between the U.S. and China.

Earlier this year, high stock valuations were supported by growing corporate earnings and the recent corporate tax cut, in conjunction with a relatively positive outlook for U.S. GDP growth. However, as rising interest rates and trade concerns challenged that economic forecast in the last two months of the period, stock markets grew increasingly volatile. During this time, we believe that the companies in the Fund’s portfolio demonstrated their resilience, and the Fund – Class J Shares – outperformed the Index by 3.42 percentage points in October, and by 2.00 percentage points in November.

Overall, we continue to be impressed by the underlying business performance of the companies in the Fund’s portfolio. The Fund seeks to hold high-quality businesses at reasonable prices; we believe that attention to valuation is critical and that investors in high quality, reasonably priced businesses should be rewarded over the long term.

Commentary on Results
For the six months ended November 30, 2018, the Fund’s performance relative to the Index was aided by an underweight to the Energy and Financial sectors, and an overweight to the Consumer Staples sector and Cash. Specific companies in the Consumer Staples, Consumer Discretionary, Industrial, Health Care, and Materials sectors also contributed positively to performance.

Relative to the Index, the Fund’s underweight in the Utilities and Real Estate sectors, and its overweight in the Materials sector, were the largest detractors from performance. At the company level, the Fund’s performance was most negatively impacted by specific companies within the Financial and Real Estate sectors. As of November 30, 2018, the Fund held 44 companies, excluding fractional shares of United Technologies that we received as part of the acquisition of Rockwell Collins, a former portfolio holding.

The top contributor to Fund performance for the six months ended November 30, 2018 was The Clorox Company, a manufacturer and marketer of consumer products in the cleaning, household, beauty, and food categories. During the period, Clorox announced earnings results and future guidance that were ahead of the expectations of many investors. Clorox was selected for the Fund because of its compelling valuation at the time of purchase and its positive fundamental attributes, including strong brands, defensible market positions, and a good track record of internal innovation and acquisition integration. Other notable companies that contributed positively to portfolio performance were Sonic Corp, Cracker Barrel, Encompass Health, and The Hersey Company.

The largest negative contributor to Fund performance for the six months ended November 30, 2018 was Affiliated Managers, an asset management company which makes equity investments in boutique investment management firms, including global equity and alternative investment strategies. Despite solid business performance, Affiliated’s stock underperformed during the quarter due to concerns over falling margins for asset managers and the risk that a market downturn could impact revenues. Affiliated was selected for the Fund for its attractive valuation at the time of purchase and its compelling fundamental attributes, which include a comprehensive global distribution platform, diversified revenue sources, a unique business model, a successful integration track record, and strong free cash flow generation. Other notable companies that weighed down relative performance were Eastman Chemical, Hanesbrands, ON Semiconductor, and Equifax.

The Jensen Outlook
Overall, our outlook remains mixed. Positive economic indicators – low unemployment, increasing consumer confidence – and expectations of double-digit earnings growth in 2019 provide a favorable backdrop for further stock market gains. Some indicators point to the end of the economic cycle, including frothy corporate credit markets, a long bull market, and rising interest rates, although a small amount of monetary and fiscal tightening may be appropriate for an economy that has been strong for several years. A key metric to watch will be inflation, which has so far been relatively muted despite the length of the economic expansion, but any rapid change could cause policymakers to raise interest rates faster than expected.

Other concerns remain, including geopolitical turmoil, trade disputes, U.S. policy uncertainty, a stronger U.S. dollar, regulatory threats, and higher asset valuations. Barring any sudden shocks, we expect relatively low unemployment and stable economic conditions through the new year, which should lead to modest GDP growth, albeit not to

Semi-Annual Report	Jensen Quality Value Fund	1

the same lofty degree as recent years. The Federal Reserve has thus far shown a willingness to increase interest rates slowly and has allowed unemployment to fall below the natural rate as long as the U.S. inflation rate remains low. In 2019 however, we believe corporate earnings comparisons will likely be more difficult, given the one-time nature of the U.S. tax cuts, which boosted earnings growth in 2018, and lower-quality businesses with high levels of debt may have higher interest expenses in a rising interest rate environment. Consequently, we believe our investment in high-quality companies and our emphasis on risk management remains as important as ever.

At Jensen, we prefer to focus on those companies which we believe can produce strong underlying business results, and we attempt to use short-term volatility as an opportunity to take advantage of pricing disconnects in the stocks of these companies. We believe companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow can chart their own paths and have the potential to outperform lower-quality businesses over time.

We invite you to seek additional information about the Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 30, 2018 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Russell 2500 Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. The index is unmanaged, and you cannot invest directly in an index.

Gross Domestic Product (GDP): An inflation-adjusted measure that reflects the value of all goods and services produced by an economy or country in a given year, expressed in base-year prices.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Value Fund	Semi-Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended November 30, 2018 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	2.58%	9.17%	6.31%	9.40%
Russell 2500® Total Return Index	1.41%	10.02%	8.16%	11.81%

The Russell 2500® Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended November 30, 2018 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	2.76%	9.36%	6.49%	9.58%
Russell 2500® Total Return Index	1.41%	10.02%	8.16%	11.81%

The Russell 2500® Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Value Fund	Semi-Annual Report

Investments by Sector as of November 30, 2018
(as a Percentage of Total Investments) (Unaudited)

Semi-Annual Report	Jensen Quality Value Fund	5

Statement of Assets & Liabilities
November 30, 2018 (Unaudited)

Assets:
Investments, at value (cost $33,320,399)	$35,588,586
Income receivable	51,428
Receivable for capital stock issued	1,888
Other Assets	11,566
Total Assets	$35,653,468

Liabilities:
Payable for 12b-1 fees - Class J	133
Payable to Adviser	3,688
Payable to affiliates	15,291
Accrued expenses and other liabilities	17,109
Total Liabilities	36,221
Net Assets	$35,617,247

Net Assets Consist of:
Capital stock	$31,607,634
Total distributable earnings	4,009,613
Total Net Assets	$35,617,247

Net Assets Consist of:
Class J Shares:
Net Assets	$1,708,146
Shares of beneficial interest outstanding	133,255
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$12.82
Class I Shares:
Net Assets	$33,909,101
Shares of beneficial interest outstanding	2,658,844
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$12.75

The accompanying notes are an integral part of these financial statements

6	Jensen Quality Value Fund	Semi-Annual Report

Schedule of Investments
November 30, 2018

Common Stocks - 95.21%

shares	Aerospace & Defense - 0.00%	value
1	United Technologies Corporation	$89

shares	Air Freight & Logistics - 2.06%	value
9,630	Expeditors International of Washington, Inc.	$732,747

shares	Building Products - 2.95%	value
4,660	Lennox International, Inc.	$1,052,741

shares	Capital Markets - 2.94%	value
4,460	Affiliated Managers Group, Inc.	$495,595
20,850	Federated Investors, Inc. - Class B	$552,108
		$1,047,703

shares	Chemicals - 3.72%	value
5,380	Eastman Chemical Co.	$424,052
11,840	Scotts Miracle-Gro Co. - Class A	$899,603
		$1,323,655

shares	Commercial Services & Supplies - 1.43%	value
15,000	Herman Miller, Inc.	$507,900

shares	Containers & Packaging - 3.98%	value
15,970	Crown Holdings, Inc. (a)	$818,941
32,620	Owens-Illinois, Inc. (a)	$599,882
		$1,418,823

shares	Distributors - 2.51%	value
8,620	Genuine Parts Co.	$893,980

shares	Electronic Equipment, Instruments & Components - 2.98%	value
12,090	Amphenol Corp. - Class A	$1,063,195

shares	Food & Staples Retailing - 2.56%	value
30,730	Kroger Co.	$911,452

shares	Food Products - 6.20%	value
14,970	Campbell Soup Co.	$586,824
18,560	General Mills, Inc.	$785,274
7,720	Hershey Co.	$836,075
		$2,208,173

shares	Health Care Equipment & Supplies - 4.56%	value
6,700	Varian Medical Systems, Inc. (a)	$826,714
6,810	Zimmer Biomet Holdings, Inc.	$796,906
		$1,623,620

shares	Health Care Providers & Services - 3.11%	value
14,730	Encompass Health Corp.	$1,107,843

shares	Hotels, Restaurants & Leisure - 4.74%	value
9,520	Choice Hotels International, Inc.	$741,322
5,230	Cracker Barrel Old Country Store, Inc.	$945,637
		$1,686,959

shares	Household Products - 1.64%	value
3,530	Clorox Co.	$584,639

shares	IT Services - 6.60%	value
4,250	Broadridge Financial Solutions, Inc.	$449,948
14,820	Paychex, Inc.	$1,048,663
45,480	Western Union Co.	$851,840
		$2,350,451

shares	Leisure Products - 1.93%	value
7,550	Hasbro, Inc.	$687,050

shares	Life Sciences Tools & Services - 3.90%	value
7,000	Waters Corp. (a)	$1,390,060

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	7

Schedule of Investments continued

shares	Machinery - 6.45%	value
9,150	Crane Co.	$790,286
19,550	Hillenbrand, Inc.	$866,260
5,300	Middleby Corp. (a)	$640,187
		$2,296,733

shares	Media - 3.28%	value
15,200	Omnicom Group, Inc.	$1,169,944

shares	Professional Services - 1.67%	value
5,780	Equifax, Inc.	$593,433

shares	Real Estate Management & Development - 2.76%	value
22,480	CBRE Group, Inc. - Class A (a)	$981,926

shares	Road & Rail - 2.50%	value
8,180	Landstar System, Inc.	$892,274

shares	Semiconductors & Semiconductor Equipment - 4.54%	value
59,061	ON Semiconductor Corp. (a)	$1,132,790
5,220	Xilinx, Inc.	$482,746
		$1,615,536

shares	Software - 3.09%	value
5,550	Citrix Systems, Inc. (a)	$604,783
13,160	Teradata Corp. (a)	$495,211
		$1,099,994

shares	Specialty Retail - 3.29%	value
9,600	Best Buy Company, Inc.	$620,064
5,810	Tractor Supply Co.	$552,705
		$1,172,769

shares	Technology Hardware, Storage & Peripherals - 2.26%	value
12,030	NetApp, Inc.	$804,446

shares	Textiles, Apparel & Luxury Goods - 5.55%	value
7,350	Carter’s, Inc.	$679,875
51,550	Hanesbrands, Inc.	$820,161
12,280	Tapestry, Inc.	$478,060
		$1,978,096

shares	Trading Companies & Distributors - 2.01%	value
2,280	WW Grainger, Inc.	$716,011

Total Common Stocks		value
(Cost $31,644,055)		$33,912,242

SHORT-TERM INVESTMENTS - 4.71%
shares		value
1,676,344	First American Treasury Obligations Fund -
	Class X - 2.144% (b)	$1,676,344

Total Short-Term Investments		value
(Cost $1,676,344)		$1,676,344

Total Investments		value
(Cost $33,320,399) - 99.92%		$35,588,586
Other Assets in Excess of Liabilities - 0.08%		$28,661
TOTAL NET ASSETS - 100.00%		$35,617,247

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) Seven day yield at November 30, 2018.

The accompanying notes are an integral part of these financial statements

8	Jensen Quality Value Fund	Semi-Annual Report

Statement of Operations
For the Six Months Ended November 30, 2018 (Unaudited)

Investment Income:
Dividend income	$327,566
Interest income	14,948
342,514

Expenses:
Investment management fees	116,958
Administration fees	20,759
Federal and state registration fees	17,210
Fund accounting fees	13,434
Transfer agent fees	10,065
Legal fees	9,167
Audit and tax fees	8,503
Chief Compliance Officer fees	6,039
Reports to shareholders	4,279
Trustees’ fees	4,207
Shareholder servicing fees - Class I	3,415
Custody fees	3,338
Transfer agent expenses	2,504
12b-1 - Class J	2,296
Other	3,369
Total expenses	225,543
Less waivers and reimbursements by Adviser (Note 4)	(75,884)
Net expenses	149,659

Net Investment Income	192,855

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions	1,471,520
Change in unrealized appreciation (depreciation) on investments	(808,308)
Net realized and unrealized gain on investments	663,212

Net Increase in Net Assets Resulting
from Operations	$856,067

Statements of Changes in Net Assets

	six months ended	year ended
	November 30, 2018	May 31, 2018
Operations:	(Unaudited)
Net investment income	$192,855	$382,276
Net realized gain on investment
transactions	1,471,520	628,259
Change in unrealized appreciation
(depreciation) on investments	(808,308)	1,742,285
Net increase in net assets resulting
from operations	856,067	2,752,820

	six months ended	year ended
	November 30, 2018	May 31, 2018
Capital Share Transactions:	(Unaudited)
Shares Sold - Class J	649,866	111,946
Shares Sold - Class I	773,303	1,774,210
Shares issued to holders in reinvestment
of dividends - Class J	9,215	105,332
Shares issued to holders in reinvestment
of dividends - Class I	198,204	1,422,139
Shares redeemed - Class J	(1,478,941)	(425,267)
Shares redeemed - Class I	(220,115)	(2,324,047)
Net increase/(decrease) in net assets
from capital share transactions	(68,468)	664,313

	six months ended	year ended
Dividends and Distributions to	November 30, 2018	May 31, 2018
Shareholders:	(Unaudited)
Net dividends and distributions to
shareholders - Class J	(9,276)	(105,872)
Net dividends and distributions to
shareholders - Class I	(198,204)	(1,422,140)
Total dividends and distributions	(207,480)	(1,528,012)(1)
Increase in Net Assets	580,119	1,889,121

	six months ended	year ended
	November 30, 2018	May 31, 2018
Net Assets:	(Unaudited)
Beginning of period	$35,037,128	$33,148,007
End of period	$35,617,247	$35,037,128(2)
(1)	Includes net investment income distributions of $17,531 and $285,265 and net realized gain distributions of $88,341 and $1,136,875 for Class J and Class I, respectively.
(2)	Includes accumulated net investment income of $79,480.

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	9

Financial Highlights
Class J

	six months ended	year ended	year ended	year ended	year ended	year ended
	November 30, 2018	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014
Per Share Data:	(Unaudited)
Net asset value, beginning of period	$12.59	$12.14	$10.74	$13.29	$13.99	$12.42
Income from investment operations:
Net investment income(1)	0.06	0.11	0.15	0.12	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.23	0.86	1.40	(0.89)	1.05	2.54
Total from investment operations	0.29	0.97	1.55	(0.77)	1.16	2.62
Less distributions:
Dividends from net investment income	(0.06)	(0.08)	(0.15)	(0.11)	(0.09)	(0.08)
Distributions from net realized gain on investments	—	(0.44)	—	(1.67)	(1.77)	(0.97)
Total distributions	(0.06)	(0.52)	(0.15)	(1.78)	(1.86)	(1.05)
Net asset value, end of period	$12.82	$12.59	$12.14	$10.74	$13.29	$13.99
Total return(2)	2.28%	7.98%	14.52%	(4.86)%	8.49%	21.48%
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,708	$2,482	$2,598	$3,172	$22,885	$19,408
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(3)	1.47%	1.51%	1.68%	1.63%	1.65%	1.75%
After waivers and reimbursements of expenses(3)	1.05%	1.11%(4)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(3)	0.42%	0.50%	0.88%	0.60%	0.39%	0.10%
After waivers and reimbursements of expenses(3)	0.84%	0.90%(4)	1.31%	0.98%	0.79%	0.60%
Portfolio turnover rate(2)	25.79%	44.29%	71.33%	92.94%	119.76%	96.09%
(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Effective September 30, 2017, the expense cap for Class J shares was decreased from 1.00% to 0.80% excluding Rule 12b-1 fees of 0.25%.

The accompanying notes are an integral part of these financial statements

10	Jensen Quality Value Fund	Semi-Annual Report

Financial Highlights
Class I

	six months ended	year ended	year ended	year ended	year ended	year ended
	November 30, 2018	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014
Per Share Data:	(Unaudited)
Net asset value, beginning of period	$12.52	$12.08	$10.69	$13.26	$13.97	$12.42
Income from investment operations:
Net investment income(1)	0.07	0.14	0.16	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.23	0.85	1.40	(0.88)	1.05	2.53
Total from investment operations	0.30	0.99	1.56	(0.75)	1.18	2.63
Less distributions:
Dividends from net investment income	(0.07)	(0.11)	(0.17)	(0.15)	(0.12)	(0.11)
Distributions from net realized gain on investments	—	(0.44)	—	(1.67)	(1.77)	(0.97)
Total distributions	(0.07)	(0.55)	(0.17)	(1.82)	(1.89)	(1.08)
Net asset value, end of period	$12.75	$12.52	$12.08	$10.69	$13.26	$13.97
Total return(2)	2.42%	8.15%	14.73%	(4.71)%	8.67%	21.58%
Supplemental data and ratios:
Net assets, end of period (000’s)	$33,909	$32,555	$30,550	$25,761	$11,037	$8,199
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(3)	1.24%	1.28%	1.46%	1.48%	1.42%	1.53%
After waivers and reimbursements of expenses(3)	0.82%	0.91%(4)	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(3)	0.66%	0.73%	1.05%	0.81%	0.65%	0.33%
After waivers and reimbursements of expenses(3)	1.08%	1.10%(4)	1.41%	1.19%	0.97%	0.76%
Portfolio turnover rate(2)	25.79%	44.29%	71.33%	92.94%	119.76%	96.09%
(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Effective September 30, 2017, the expense cap for Class I shares was decreased from 1.00% to 0.80% excluding shareholder servicing fees of 0.10%.

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	11

Notes to Financial Statements
November 30, 2018 (Unaudited)

1. Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund (the “Fund”), formerly known as the Jensen Value Fund, represents a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J and Class I shares. Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Fund’s investment adviser.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies”.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange or (ii) the latest sales price on the Composite Market. “Composite Market“ means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by a pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at the fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 –	Quoted prices in active markets for identical securities.

12	Jensen Quality Value Fund	Semi-Annual Report

●	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stock(1)	$33,912,242	$—	$—	$33,912,242
Short-Term
Investments	1,676,344	—	—	1,676,344
Total Investments	$35,588,586	$—	$—	$35,588,586
(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the six months ended November 30, 2018 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold financial derivative instruments during the six months ended November 30, 2018.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the six months, the Fund did not incur any interest or penalties. The Fund has no examination in progress. The Fund is also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund will declare and distribute any net investment income quarterly. The Fund will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters
The tax character of distributions paid during the years ended May 31, 2018 and May 31, 2017 were as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$975,318	$466,491
Long-Term Capital Gain	$552,694	$—
Short-Term Capital Gain	$—	$—

Semi-Annual Report	Jensen Quality Value Fund	13

The components of accumulated earnings (losses) on a tax basis as of May 31, 2018 were as follows:

Cost basis of investments for federal income
tax purposes	$31,700,267
Gross tax unrealized appreciation	5,154,763
Gross tax unrealized depreciation	(2,131,568)
Net tax unrealized appreciation	$3,023,195
Undistributed ordinary income	558,810
Undistributed long-term capital gain	—
Total distributable earnings	$558,810
Other accumulated losses	(220,979)
Total accumulated gains	$3,361,026

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

At May 31, 2018, the Fund deferred, on a tax basis, post-October losses of $220,979.

On June 20, 2018, the Fund declared and paid a distribution from ordinary income of $4,283 and $109,013 for Class J and Class I shares, respectively, to shareholders of record as of June 19, 2018.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended May 31, 2018, no such reclassifications were required.

4. Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.65% of the Fund’s average daily net assets. Effective September 30, 2017, the management fee was reduced from 0.75% to 0.65% of the Fund’s average net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through February 28, 2020, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.80% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. Prior to September 30, 2017, the Adviser had agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses exclusive of interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest on short positions, brokerage commissions, and extraordinary expenses), did not exceed 1.25% and 1.10% of the Fund’s average net .assets attributable to Class J shares and Class I shares, respectively. For the six months ended November 30, 2018, expenses of $3,864 and $72,020 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

November 30, 2019	$59,408
May 31, 2020	$115,647
May 31, 2021	$131,227
November 30, 2021	$75,884

5. Distribution and Shareholder Servicing Plan
The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter, a distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”), on behalf of the Fund, which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing. During the six months ended November 30, 2018, the Fund accrued expenses of $2,296 pursuant to the 12b-1 Plan for distribution fees relating to Class J shares and $3,415 pursuant to the Shareholder Servicing Plan for shareholder servicing fees relating to Class I shares. As of November 30, 2018, the Distributor was owed fees of $133 for 12b-1 fees relating to Class J shares and $1,514 for shareholder servicing fees relating to Class I shares which are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

14	Jensen Quality Value Fund	Semi-Annual Report

6. Related Party Transactions
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the six months ended November 30, 2018, the Fund incurred $20,759 in administration fees. At November 30, 2018, the Administrator was owed fees of $4,081.

Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. For the six months ended November 30, 2018, the Fund incurred $13,434, $12,569 and $3,338 in fund accounting, transfer agency, and custody fees, respectively. At November 30, 2018, fees of $4,473, $3,851, and $853 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Fund has a line of credit with US Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of Fund Services and US Bank.

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. For the six months ended November 30, 2018, the Fund was allocated $6,039 of the Trust’s Chief Compliance Officer fee. At November 30, 2018, fees of $2,033 were owed by the Fund for the Chief Compliance Officer’s services.

7. Capital Share Transactions
Transactions in shares of the Fund were as follows:

Class J	year ended November 30, 2018	year ended May 31, 2018
Shares sold	49,009	8,971
Shares issued in reinvestment of
dividends	699	8,253
Shares redeemed	(113,628)	(33,991)
Net decrease	(63,920)	(16,767)

Class I	year ended November 30, 2018	year ended May 31, 2018
Shares sold	60,947	144,496
Shares issued in reinvestment of
dividends	15,170	112,082
Shares redeemed	(17,181)	(185,046)
Net increase	58,936	71,532

8. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended November 30, 2018, were 8,797,903 and 9,062,580, respectively. For the six months ended November 30, 2018, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At November 30, 2018, Charles Schwab & Co. Inc., for the benefit of its customers, held 33.95% of the outstanding shares of the Class J share class. At November 30, 2018, Pershing, LLC, for the benefit of its customers, held 93.72% of the outstanding shares of the Class I share class.

10. Line of Credit
At November 30, 2018, the Fund had a line of credit in the amount of the lesser of $3,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, which matures on August 9, 2019. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The interest rate on outstanding principal amounts is equal to the prime rate (5.25% as of November 30, 2018). The credit facility is with the Fund’s custodian, US Bank. During the six months ended November 30, 2018, the Fund did not utilize the line of credit.

11. Recent Accounting Pronouncement
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the period ended November 30, 2018.

Semi-Annual Report	Jensen Quality Value Fund	15

Expense Example – November 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees, distribution (12b-1) fees (Class J only) and shareholder servicing fees (Class I only), and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 -November 30, 2018).

Actual Expenses
The first lines of the tables below for each share class of the Fund provide information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second lines of the tables below for each share class of the Fund provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

16	Jensen Quality Value Fund	Semi-Annual Report

Expense Example Tables (Unaudited)

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2018 –
Jensen Quality Value Fund – Class J	June 1, 2018	November 30, 2018	November 30, 2018
Actual	$1,000.00	$1,022.80	5.32
Hypothetical (5% return before expenses)	1,000.00	$1,019.80	5.32
*	Expenses are equal to Class J’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2018 –
Jensen Quality Value Fund – Class I	June 1, 2018	November 30, 2018	November 30, 2018
Actual	$1,000.00	$1,024.20	4.16
Hypothetical (5% return before expenses)	1,000.00	$1,020.96	4.15
*	Expenses are equal to Class I’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status
The Fund designated 71.68% of dividends declared during the fiscal year ended May 31, 2018 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designated 71.67% of dividends declared from net investment income during the fiscal year ended May 31, 2018 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designated 68.95% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2018.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information
The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.

4. Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-992-4144 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Semi-Annual Report	Jensen Quality Value Fund	17

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;

●	information you give us orally; and

●	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

18	Jensen Quality Value Fund	Semi-Annual Report

Indemnifications
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Independent Trustees (Unaudited)

Number of
		Term of Office	Portfolios in		Other Directorships
Name, Address and	Position(s) Held	and Length of	Trust Overseen	Principal Occupation(s)	Held by Trustee During
Year of Birth	with the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years
Michael D. Akers, Ph.D.	Trustee	Indefinite Term; Since	28	Professor, Department of Accounting,	Independent Trustee, USA
615 E. Michigan St.		August 22, 2001		Marquette University (2004-present);	MUTUALS (an open-end
Milwaukee, WI 53202				Chair, Department of Accounting,	investment company with
Year of Birth: 1955				Marquette University (2004-2017).	three portfolios).

Gary A. Drska	Trustee	Indefinite Term; Since	28	Pilot, Frontier/Midwest Airlines, Inc.	Independent Trustee, USA
615 E. Michigan St.		August 22, 2001		(airline company) (1986-present).	MUTUALS (an open-end
Milwaukee, WI 53202					investment company with
Year of Birth: 1956					three portfolios).

Jonas B. Siegel	Trustee	Indefinite Term; Since	28	Retired (2011-present); Managing	Independent Trustee, Gottex
615 E. Michigan St.		October 23, 2009		Director, Chief Administrative Officer	Trust (an open-end investment
Milwaukee, WI 53202				(“CAO”) and Chief Compliance Officer	company) (2010-2016);
Year of Birth: 1943				(“CCO”), Granite Capital International	Independent Manager, Ramius
				Group, L.P. (an investment	IDF fund complex (two closed-
				management firm) (1994-2011).	end investment companies)
(2010-2015); Independent
Trustee, Gottex Multi-Asset
Endowment fund complex
(three closed-end investment
companies) (2010-2015);
Independent Trustee, Gottex
Multi-Alternatives fund complex
(three closed-end investment
companies) (2010-2015).

Semi-Annual Report	Jensen Quality Value Fund	19

Interested Trustee and Officers (Unaudited)

Number of
		Term of Office	Portfolios in		Other Directorships
Name, Address and	Position(s) Held	and Length of	Trust Overseen	Principal Occupation(s)	Held by Trustee During
Year of Birth	with the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years

Joseph C. Neuberger*	Chairperson and	Indefinite Term; Since	28	President (2017-present), Chief	Trustee, Buffalo Funds (an
615 E. Michigan St.	Trustee	August 22, 2001		Operating Officer (2016-present),	open-end investment company)
Milwaukee, WI 53202				Executive Vice President (1994-2017),	(2003-2017); USA MUTUALS (an
Year of Birth: 1962				U.S. Bancorp Fund Services, LLC.	open-end investment company)
(2001-2018)

John P. Buckel	President and	Indefinite Term; Since	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal Executive	January 24, 2013		Services, LLC (2004-present).
Milwaukee, WI 53202	Officer
Year of Birth: 1957

Jennifer A. Lima	Vice President,	Indefinite Term; Since	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Treasurer and	January 24, 2013		Services, LLC (2002-present).
Milwaukee, WI 53202	Principal Financial
Year of Birth: 1974	and Accounting
Officer

Elizabeth B. Scalf	Chief Compliance	Indefinite Term; Since	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Officer, Vice	July 1, 2017		Fund Services, LLC (February
Milwaukee, WI 53202	President and Anti-			2017-present); Vice President and
Year of Birth: 1985	Money Laundering			Assistant CCO, Heartland Advisors,
	Officer			Inc. (December 2016-January 2017);
Vice President and CCO, Heartland
Group, Inc. (May 2016-November
2016); Vice President, CCO and Senior
Legal Counsel (May 2016-November
2016), Assistant CCO and Senior Legal
Counsel (January 2016-April 2016),
Senior Legal and Compliance Counsel
(2013-2015), Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite Term; Since	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.		May 29, 2015		Services, LLC (2012-present).
Milwaukee, WI 53202
Year of Birth: 1981

Cullen O. Small	Assistant Treasurer	Indefinite Term; Since	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.		January 22, 2015		Fund Services, LLC (2010-present).
Milwaukee, WI 53202
Year of Birth: 1987

Kelly A. Burns	Assistant Treasurer	Indefinite Term; Since	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.		April 23, 2015		Fund Services, LLC (2011-present).
Milwaukee, WI 53202
Year of Birth: 1987

Melissa Aguinaga	Assistant Treasurer	Indefinite Term; Since	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.		July 1, 2015		Fund Services, LLC (2010-present).
Milwaukee, WI 53202
Year of Birth: 1987

Laura A. Carroll	Assistant Treasurer	Indefinite Term; Since	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.		August 20, 2018		Fund Services, LLC (2007-present).
Milwaukee, WI 53202
Year of Birth: 1985
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

20	Jensen Quality Value Fund	Semi-Annual Report

JN-SEMIQV

Jensen Quality Value Fund

Class J Shares	Class I Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

jenseninvestment.com

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	2/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	2/4/2019

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	2/4/2019

* Print the name and title of each signing officer under his or her signature.

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